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                                 Exhibit 10(f)


                              AMDAHL CORPORATION
                     EXECUTIVE INCENTIVE PERFORMANCE PLAN

                REVISED AND RESTATED THROUGH DECEMBER 31, 1993


1.    PURPOSES OF THE PLAN

1.1 This Executive Incentive Performance Plan (the "Plan") is intended to promote the interests of AMDAHL CORPORATION (the "Corporation") and its Subsidiaries by providing a select group of employees of the Corporation and its Subsidiaries who are primarily responsible for the management, growth and success of the business with the opportunity to participate in a special program of deferred cash bonuses and retirement income accumulation designed to reward them for the services they have rendered and to provide them with an incentive to continue in the employ of the Corporation and its Subsidiaries through normal retirement age.


2.    ADMINISTRATION OF THE PLAN

2.1   The Plan shall be administered by a committee (the "Committee") of three
(3) or more members appointed from time to time by the Corporation's Board of Directors (the "Board"). The Committee shall have full authority to administer the Plan and shall from time to time select the eligible employees who are to participate in the Plan.

2.2 The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan.

2.3   For purposes of the Plan, the following definitions shall be in effect:

      Active Participant: An Active Participant shall, for each fiscal year the
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Plan remains in effect after December 1, 1993, be any individual selected for participation in the Plan, whether in the current fiscal year or in any earlier fiscal year, who has not otherwise been excluded by the Committee from receiving an allocation of the short-term and long-term awards made under the Plan for the current fiscal year.

      Eligible Earnings: The Eligible Earnings of a participant for any relevant
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fiscal year under the Plan shall be equal to (i) his/her base salary for such fiscal year plus (ii) any cash bonus

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(other than awards under this Plan) earned for services rendered in such fiscal year and payable in the immediately succeeding fiscal year.

      Employee: A participant shall be deemed to continue in Employee status for
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so long as the participant remains in the active employ of the Corporation or one or more of its Subsidiaries.

      Long-Term Account: The Long-Term Account of each participant shall be the
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account maintained in his/her name on the books of the Corporation to which there shall be credited the participant's share of the long-term awards made for the 1988 and all subsequent fiscal years.

      Normal Retirement Date: The participant's Normal Retirement Date shall be
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the latest to occur of (i) the first date on which the sum of the participant's
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age and Years of Service total at least 70 years, (ii) the date on which the participant attains age 55, or (iii) the date on which the participant completes 10 Years of Service.

      Permanent Disability: A participant shall be deemed to have terminated
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Employee status by reason of Permanent Disability if he/she is unable, by reason of any physical or mental impairment or illness expected to result in death or to continue for a period of twenty-four (24) consecutive months or more, to perform his/her usual duties for the Corporation or Subsidiary employing such individual.

      Separate Account: The Separate Account of each participant shall be the
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account maintained in his/her name on the books of the Corporation to which there is credited the participant's share of the long-term awards made for the 1986 and 1987 fiscal years.

      Short-Term Account: The Short-Term Account of each participant shall be
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the account maintained in his/her name on the books of the Corporation to which there shall be credited the participant's share of the short-term awards made for each of his/her fiscal years of participation in the Plan. The Short-Term Account of each participant will be divided into a series of subaccounts in accordance with the provisions of Section 5.2(b).

      Subsidiary: Each corporation (other than the Corporation) in any unbroken
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chain of corporations ending with the Corporation shall be considered to be a
Subsidiary of the Corporation, provided

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such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Year of Service: The participant shall be credited with one Year of
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Service under the Plan for each twelve (12)-month period, measured from his/her date of hire, during which he/she remains an Employee (whether or not the months of Employee status included within such period were rendered consecutively). Any period intervening between the participant's termination of Employee status and his/her subsequent rehire shall not be taken into account for Year of Service purposes.


3.    DETERMINATION OF PARTICIPANTS

3.1 The persons who shall be eligible to participate in the Plan shall be those Corporate Officers and other key employees primarily responsible for the management, growth and success of the business who are recommended for participation in the Plan by the Chairman of the Board and approved by the Committee.

3.2 Each individual selected for participation in the Plan shall remain an Active Participant for each fiscal year during which that individual continues in Employee status, except to the extent the Committee should elect to exclude such individual from Active Participant status for one or more of those fiscal years. Effective with the 1994 fiscal year, the Committee shall have complete discretion to exclude one or more existing participants from Active Participant status for any fiscal year or years the Committee deems appropriate, including the entire period the participant continues in Employee status following such exclusion. If any individual is excluded from Active Participant status for one or more fiscal years, then such individual shall not receive any allocation of the incentive awards (either short-term or long-term) made to the Plan for those fiscal years. However, each participant in Employee status shall, in accordance with the applicable vesting schedule, continue to vest with respect to any incentive awards already allocated to his/her accounts under the Plan, whether or not that participant remains an Active Participant for the current or any subsequent fiscal year.


4.    INCENTIVE PERFORMANCE AWARDS

4.1 For each fiscal year of the Corporation for which the Plan is in effect, the Corporation shall make an aggregate incentive award on behalf of the Active Participants in an amount not to exceed two percent (2%) of the Corporation's consolidated pre-tax earnings for such fiscal year. The amount of the award each fiscal year shall be determined at the discretion of the Board on the basis of the progress made in such year toward achievement of the Corporation's

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long-term performance objectives, as such objectives may be identified from time to time by the Board.

4.2 The aggregate incentive award for each fiscal year, beginning with the incentive award for the 1986 fiscal year, shall be divided into two components:
(i) the short-term award and (ii) the long-term award. For the 1986 and 1987 fiscal year incentive awards, the Board shall have discretionary authority to determine the percentage of the aggregate award allocated to each component, provided not more than 50% of the aggregate award shall be designated as the
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long-term component. Beginning with the 1988 fiscal year, each aggregate incentive award shall automatically be divided into equal short-term and long-term components.

4.3 The short-term and long-term components of the aggregate incentive award for the fiscal year shall be allocated among the individuals who are Active Participants for that fiscal year. Beginning with the 1988 fiscal year, the allocation shall be made in accordance with the following provisions:

Short-Term Award

      (a) The Committee shall, as soon as reasonably practicable after the aggregate short-term award for the fiscal year has been determined, allocate a portion of such award to the Short-Term Account of each Active Participant who has continued in Employee status through the last day of such year. The allocation to each such Active Participant shall be in the same proportion as his/her Eligible Earnings for the fiscal year of the award bear to the Eligible Earnings of all Active Participants for such fiscal year.

      (b) The short-term award so allocated to each individual Active Participant (the "Short-Term Award") shall not exceed 25% of his/her Eligible Earnings for the fiscal year for which the award is made. To the extent the Short-Term Award for any fiscal year would otherwise exceed the applicable 25% limitation for one or more Active Participants, the excess shall be added to the long-term award to be allocated for such year.

Long-Term Award

      (a) Effective with the 1988 fiscal year, the Committee shall establish a fixed-dollar retirement income pool for each individual participant (the "Retirement Fund Objective") in order to provide such individual with replacement income upon his/her retirement from the Corporation following his/her Normal Retirement Date. The Retirement Fund Objective established for each participant shall be reviewed periodically by the Committee and shall be adjusted from time to time as circumstances warrant.

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      (b)  The Committee shall, as soon as reasonably practicable after the aggregate long-term award for the fiscal year has been determined, allocate to each Active Participant who has continued in Employee status through the last day of such year that portion of the actual long-term award which is in the same ratio as the Retirement Fund Objective then in effect for such Active Participant bears to the aggregate dollar amount of the Retirement Fund Objectives then in effect for all Active Participants in the Plan.

      (c) The long-term award allocated to each individual Active Participant (the "Long-Term Award") shall in no event exceed in dollar amount the sum necessary to bring the existing balance of the Long-Term Account maintained for such Active Participant under the Plan (as adjusted in accordance with Sections 4.4 and 4.5 below) up to the dollar amount of the Retirement Fund Objective then in effect for that individual.

4.4 Once an individual becomes a participant in this Plan, he/she may not during the balance of his/her period of continued Employee status participate in any other pension or retirement plans sponsored by the Corporation or its Subsidiaries (other than the Employee Savings Plan and the Individual Deferred Compensation Program), whether or not that individual remains an Active Participant after selection into this Plan. If such individual has participated in the Accumulation Program of the Corporation's Capital Accumulation/Individual Deferred Compensation Plan prior to his/her entry into the Plan, the balance from time to time outstanding in his/her capital accumulation account under the Accumulation Program shall be added to the balance of his/her Long-Term Account under this Plan for purposes of determining whether the combined sum exceeds the participant's Retirement Fund Objective. To the extent the combined sum equals or exceeds the participant's Retirement Fund Objective, no further long-term awards under the Plan shall, by reason of the limitations of Section 4.3(c), be allocated to his/her Long-Term Account.

4.5 As a transitional procedure for the new vesting schedule made applicable to the participant's Long-Term Account by reason of Section 6.2 of the November 15, 1988 restatement of the Plan, the participant's long-term account as of the close of the 1987 fiscal year shall be maintained as his/her Separate Account under the Plan, and the participant shall continue to vest in this Separate Account in accordance with the vesting schedule in effect immediately prior to the November 15, 1988 restatement of the Plan (100% vesting when age and Years of Service total at least 70 years with at least 10 Years of Service, but in no event earlier than April 1, 1989). However, no payment from the vested portion of such account shall be made prior to the participant's attainment of age 55. The following additional provisions shall be applicable to the Separate Account:

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      (a)  Until paid, the balance in the Separate Account shall continue to accrue interest in accordance with the applicable provisions of
           Section 7.2.

      (b) The balance from time to time outstanding in the Separate Account shall be added to the balance of the participant's post-1987 Long-Term Account under the Plan for purposes of determining whether the combined sum exceeds the participant's Retirement Fund Objective. To the extent the combined sum equals or exceeds the participant's Retirement Fund Objective, no further long-term awards under the Plan shall, by reason of the limitations of Section 4.3(c), be allocated to his/her Long-Term Account.

      (c) To the extent any portion of the Separate Account is paid to the participant prior to his/her actual retirement from the Corporation, the amount distributed, together with interest imputed thereon at the rate specified in Section 7.2 from the date of distribution, shall continue to be treated as part of the outstanding balance of the participant's Separate Account for purposes of applying the provisions of Sections 4.3(c) and 4.5(b).

4.6 Should any portion of an aggregate or individual incentive award for a particular fiscal year remain unallocated by reason of one or more of the foregoing limitations, then such portion shall not be allocated to any other participant (whether for the current or any subsequent fiscal year) nor used for any other purpose under the Plan.


5.    VESTING AND PAYMENT OF SHORT-TERM AWARD

5.1 The interest of the participant in his/her Short-Term Award for a particular fiscal year shall vest in accordance with the following provisions, whether or not such individual remains an Active Participant:

      (a) Upon the expiration of the one-year period measured from the day on which the Short-Term Award is first allocated to the participant pursuant to Section 4.3, the participant shall vest in 25% of the principal amount of such award, provided such individual continues in Employee status through vesting date.

      (b) On each of the next three (3) anniversaries of the initial vesting date under subparagraph (a), the participant shall vest in an additional 25% of the principal amount of the Short-Term Award, provided the participant continues in Employee status through each such vesting date.

      (c) The participant's interest, however, shall immediately vest with respect to all unvested Short-Term Awards

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           credited to his/her Short-Term Account under this Plan or to his/her deferred compensation account under the Corporation's Deferral Election Plan (the "Deferral Plan"), if his/her Employee status is terminated by reason of death or Permanent Disability. Such full and immediate vesting shall likewise occur if the participant terminates Employee status on or after attainment of his/her Normal Retirement Date.

5.2 The following provisions shall govern the maintenance of the Short-Term Account to be established for each Active Participant who is allocated one or more Short-Term Awards under the Plan:

      (a) Each participant to whom a Short-Term Award is made hereunder shall have the election to (i) receive payment of one or more vested installments of such award in accordance with the provisions of this Plan or (ii) defer payment of one or more vested installments of such award to a later period pursuant to a timely-filed election under the Deferral Plan. Except to the extent the participant makes such a deferral election with respect to one or more vested installments of the Short Term Award earned for a particular fiscal year, all vested installments of that award will be paid in accordance with the provisions of this Plan.

      (b) The Short-Term Account of each participant who is to receive payment under this Plan of one or more Short Term Awards shall be maintained as a special deferred compensation account on the books of the Corporation. This account shall in turn be divided into a series of separate subaccounts ("Short-Term Subaccounts"), and a separate subaccount shall accordingly be maintained for the installments of each annual Short Term Award allocated to the participant under
           Section 4.3 and not otherwise subject to a deferred payout under the Deferral Plan. Each of the participant's Short-Term Subaccounts shall be paid in accordance with the provisions of Section 5.4.

      (c) Any installments of a Short-Term Award which are the subject of a timely-filed deferral election under the Deferral Plan shall be paid in accordance with the deferred payout provisions of that plan, and payment shall not be governed by the terms and conditions of this Plan.

      (d) Should the participant elect, with respect to the Short-Term Award for a particular fiscal year, to receive payment of one or more installments of that award under this Plan and to receive the balance of such installments under the Deferral Plan, then the installments which are to be paid under this Plan shall be the last installments in which the participant vests hereunder pursuant to the

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           annual vesting schedule of Section 5.1 and shall accordingly be paid hereunder as such installments vest. The installments which are to be paid under the Deferral Plan shall be the first annual installments which vest pursuant to the Section 5.1 schedule and, once vested, shall be subject to payment in accordance with the deferral election in effect for such installments under the Deferral Plan.

5.3 Each Short-Term Subaccount shall accrue interest in accordance with the provisions of Section 7.1

5.4 The balance credited to the participant's Short-Term Subaccount shall be paid to him/her as the installment or installments of the Short Term Award credited to such subaccount vest from time to time in accordance with the vesting provisions of Section 5.1. Each payment shall be equal in amount to the installment of the Short-Term Award in which the participant has vested, together with the accrued interest thereon. Should a participant terminate Employee status by reason of death or Permanent Disability while there is still an amount outstanding in one or more of his/her Short-Term Subaccounts, then the total amount outstanding in all such subaccounts shall be distributed in one lump-sum payment to him/her (or the designated beneficiary in the case of the participant's death) within ninety (90) days after such termination of Employee status. Upon the participant's accelerated vesting in one or more otherwise unvested Short-Term Award installments following termination of Employee status after attainment of his/her Normal Retirement Date, the amount so accelerated shall be paid to the participant either in one lump sum under this Plan within ninety (90) days after such termination of Employee status or in accordance with any deferral election in effect for such installments under the Deferral Plan.

5.5 The Committee shall have full power and authority, exercisable in its sole discretion at any time, to accelerate the vesting and payout of one or more otherwise unvested installments credited to the Short-Term Subaccounts maintained for the participants under Section 5.2(b) of the Plan, together with all interest accrued to date on those installments. Each accelerated installment shall be paid in a lump sum within thirty (30) days after Committee authorization of the payout, and such payment shall be subject to the Company's collection of all applicable Federal and State income and employment taxes. In no event, however, shall there be any accelerated payout of any installments credited to the participant's Short-Terms Subaccounts as to which there exists any outstanding deferral election filed by the Participant under the Deferral Plan.


6.    VESTING AND PAYMENT OF LONG-TERM AWARD.

6.1 The Corporation shall establish on its books a Long-Term Account for each participant as a special deferred compensation

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account to which there shall be credited one or more annual Long-Term Awards allocated to the participant under Section 4.3.

6.2 The participant's interest in his/her Long-Term Account (to the extent attributable to Long-Term Awards for the 1988 and all subsequent fiscal years) shall initially vest upon his/her Normal Retirement Date, provided the participant continues in Employee status through such date. At such vesting date, the participant shall be vested in that percentage of his/her Long-Term Account obtained by multiplying his/her Years of Service by 5%. The participant shall vest in an additional 5% of the Long-Term Account for each Year of Service subsequently completed until he/she becomes 100% vested in the Long-Term Account upon completion of 20 Years of Service. Should the participant terminate Employee status by reason of death or Permanent Disability prior to his/her Normal Retirement Date, such individual shall thereupon vest in that percentage of his/her Long-Term Account obtained by multiplying his/her Years of Service (whether or not in excess of 10 years) by 5%. Such vesting in the Long-Term Account shall occur on the basis of the Years of Service completed by the participant, whether or not the participant remains in Active Participant status for one or more of those Years of Service.

6.3 Upon the participant's termination of Employee status on or after his/her Normal Retirement Date, benefit payments from his/her Long-Term Account shall be made in accordance with the following provisions:

      (a) If the participant is at the time of his/her termination of Employee status vested in 100% of his/her Long-Term Account, then the entire balance of the Long-Term Account shall be paid to him/her in a lump sum within ninety (90) days.

      (b) If the participant is at the time of his/her termination of Employee status vested in less than 100% of his/her Long-Term Account, then the participant shall be entitled to a lump sum payment, due within ninety (90) days after such termination of Employee status, equal to the lesser of (i) the product of the Retirement Fund Objective at the
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           time in effect for him/her and the percentage to which he/she is at such time vested in his/her Long-Term Account, less any amount paid or payable to such individual from his/her Separate Account in accordance with Section 6.5, or (ii) the entire balance credited to his/her Long-Term Account at the time of such termination.

      (c) The participant may, by filing an irrevocable election with the Committee at least 24 months prior to attainment of his/her Normal Retirement Date, elect to receive his/her subparagraph (a) or (b) benefits in substantially equal annual installments over a 5 or 10-year period. To

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           the extent such an installment payout is elected, the unpaid vested balance of the Long-Term Account shall accrue interest at the rate specified in Section 7.2 for the period commencing with the participant's actual retirement date and ending with the date of the payment.

6.4 The participant's interest in the Separate Account attributable to the Long-Term Awards made for the 1986 and 1987 fiscal years shall vest upon the latest to occur of (i) his/her completion of 10 Years of Service, (ii) the first
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date on which the sum of the participant's age and Years of Service totals 70 years, or (iii) April 1, 1989. However, the participant's interest in the Separate Account shall immediately vest if his/her Employee status is terminated by reason of death or Permanent Disability. The balance from time to time outstanding in the Separate Account shall accrue interest in accordance with the provisions of Section 7.2.

6.5 The balance credited to the participant's Separate Account, to the extent vested pursuant to the provisions of Section 6.4, shall be paid to such participant either in one lump sum or in a series of annual installments over a designated period of years (not to exceed ten (10) years). The method of distribution and commencement date shall be irrevocably designated by the participant in an election filed with the Committee no later than the earlier of
                                                                      -------
(i) eighteen (18) months prior to the earliest date on which he/she will vest in the Separate Account pursuant to the provisions of Section 6.4 or (ii) the first day of the first calendar year immediately preceding the calendar year in which the participant's vesting date under Section 6.4 will occur. In the absence of such a timely-filed election, the vested balance of the Separate Account shall be paid in one lump sum upon the participant's termination of Employee status. However, no payment shall be made from the participant's Separate Account prior to his/her attainment of age fifty-five (55), except to the limited extent otherwise provided in Section 6.6.

6.6 Notwithstanding either the provisions of Section 6.5 or any election made by the participant to receive payment of his/her vested interest in the Long-Term Account or the Separate Account in two or more installments, in the event of such participant's death or Permanent Disability (whether or not he/she is still in Employee status), the entire vested balance of his/her Long-Term Account and Separate Account shall be paid to him/her (or to the designated beneficiary in the event of the participant's death) in one lump sum payment within ninety (90) days after the date of the participant's death or Permanent Disability.

6.7 If either the Long-Term Account or the Separate Account is to be paid in two or more annual installments, then the amount payable at the time of each installment shall be equal to the aggregate balance outstanding in such account at the time of the installment

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payment, divided by the number of unpaid installments (including the current installment).


7.    PAYMENT OF INTEREST

7.1   Short-Term Awards.
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      (a)  Pre-1987 Awards. The balance from time to time outstanding in each
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           Short-Term Subaccount maintained hereunder, to the extent
           attributable to incentive awards made to the participant for fiscal years ending prior to January 1, 1987 ("Pre-1987 Awards"), shall accrue interest each calendar year at the average blended rate at which interest is earned for the same period on the assets of the Corporation's Employee Savings Plan invested in one or more guaranteed investment contracts thereunder ("Blended Rate"). Pre-1987 Awards will earn interest at the Blended Rate until paid to the participant.

      (b)  Post-1986 Awards. The balance from time to time outstanding in each
           -----------------
           Short-Term Subaccount attributable to incentive awards made for fiscal years ending after December 31, 1986 shall accrue interest each calendar year at the Applicable Rate specified in Section 7.2 until paid to the participant.

7.2   Long-Term Awards.
      -----------------

      (a)  Pre-1988 Awards. The balance from time to time outstanding in each
           ----------------
           Separate Account maintained hereunder for Long-Term Awards made for the 1986 and 1987 fiscal years shall accrue interest each calendar year at the weighted average rate at which interest is earned for such year on the assets of the Employee Savings Plan invested in one or more guaranteed insurance contracts thereunder during such year ("Applicable Rate"). The Applicable Rate shall be calculated at the end of each calendar year, and interest earned on outstanding account balances for such year shall be credited to the participant's Separate Account at that time.

      (b)  Post-1987 Awards. The individual Long-Term Account to which each
           -----------------
           participant's share of the Long-Term Awards made for the 1988 and all subsequent fiscal years is to be allocated shall not bear any interest during the period the participant remains in Employee status. Following the participant's termination of Employee status at or after his/her Normal Retirement Date, the unpaid vested balance of the Long-Term Account shall bear interest at the Applicable Rate during any installment period in excess of ninety (90) days which may be in effect for the payment of such account balance.

7.3   Pro-Rated Interest. To the extent an amount is paid out of a particular
      ------------------
account prior to the last day of a calendar year, the interest accruable on such amount for the portion of such calendar year preceding the payment date shall, in accordance with Section 7.1 or Section 7.2 (whichever is applicable), be calculated and credited at the end of such year, and payment of such accrued interest shall be made within ninety (90) days after the close of the year.


8.    GENERAL PROVISIONS
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8.1   Upon the participant's cessation of Employee status prior to attainment of his/her Normal Retirement Date, the portion of his/her Long-Term and Separate Accounts and each of his/her Short-Term Subaccounts in which the participant is not at such time vested shall be immediately forfeited, and the participant shall have no further rights or interest with respect to the portion of each account or subaccount so forfeited.

8.2 In the event of a severe financial hardship, the participant may apply to the Committee for an immediate distribution (in whole or in part) of the vested balance of his/her Long-Term and Separate Accounts maintained hereunder. The Committee shall have complete discretion to accept or reject the request.

8.3 Except to the extent the Committee may in its sole discretion elect to implement a so-called "Rabbi Trust" for the payment of benefits hereunder, the obligation to pay the balance credited to the participant's Long-Term Account, Separate Account and Short-Term Subaccounts shall at all times be an unfunded and unsecured obligation of the Corporation or Subsidiary employing such individual; and the participant shall look solely and exclusively to the general assets of the Corporation or Subsidiary employing the participant for the payment of his/her accounts under the Plan.

8.4 This restated version of the Plan shall become effective with respect to the eligible employees of the Corporation when adopted by the Board (October 27, 1993) and shall become effective with respect to the eligible employees of one or more Subsidiaries when adopted by the board of directors of such Subsidiary or Subsidiaries. The board of directors of any participating corporation may at any time amend, suspend or terminate the Plan with respect to its participants; provided, however, that such action shall not adversely affect rights and
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interests existing under the Plan at the time of such action.

8.5 No participant shall have the right to alienate, pledge or encumber his/her interest in any Long-Term Account, Separate Account or any Short-Term Subaccounts maintained hereunder, and no such account or subaccount shall be subject to the claims of the participant's creditors or to attachment, execution or other process of law.

8.6 A participant may designate a beneficiary to receive any unpaid vested balance outstanding in his/her Long-Term Account or Separate Account or any of his/her Short-Term Subaccounts at the time of the participant's death. In the absence of such designation, such vested balance shall be paid in accordance with the participant's will or pursuant to the laws of descent and distribution. The participant may from time to time revoke his/her beneficiary designation and file a new beneficiary designation. All beneficiary designations, however, must be on the form prescribed by the Committee.

8.7 Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the board of directors of any participating company or by the Committee, nor any provision of the Plan itself, shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Subsidiaries for any period of specific duration, and the Employee status of such individual may be terminated at any time, with or without cause.

8.8 All costs and expenses incurred in the operation and administration of the Plan shall be borne by the Corporation. Payment of applicable withholding taxes on benefits paid under the Plan shall be the responsibility of the recipients.

8.9 The provisions of the Plan shall be governed by the Employee Retirement Income Security Act of 1974 (as amended) and, to the extent not thereby pre-empted, by the laws of the State of California without resort to the conflict-of-laws rules of such State.

8.10 The obligations of the Corporation and its Subsidiaries to make the payments required hereunder shall be binding upon any successor or assign of the Corporation or any such Subsidiary, whether by merger, consolidation, acquisition or other reorganization. No amendment or termination of the Plan by the Corporation or any of its Subsidiaries (or any successor or assign) shall adversely affect or otherwise impair the rights of participants to receive benefit payments hereunder, to the extent attributable to Short-Term or Long-Term Awards made prior to the date of such amendment or termination, in accordance with the applicable vesting and payment provisions of Articles 4, 5 and 6 hereof.

                              AMDAHL CORPORATION

                     EXECUTIVE INCENTIVE PERFORMANCE PLAN


                          DESIGNATION OF BENEFICIARY
                          --------------------------

      I hereby designate the following individual or individuals as the beneficiary or beneficiaries of all my right, title and interest in and to all monies in which I am vested under the Executive Incentive Performance Plan at the time of my death, hereby revoking any prior designation of beneficiaries made by me:

      Name                            Relationship              Percent of Total

(1)
      ---------------------------     ---------------------     ----------------

(2)
      ---------------------------     ---------------------     ----------------

(3)
      ---------------------------     ---------------------     ----------------

(4)
      ---------------------------     ---------------------     ----------------


      The beneficiary must survive me; otherwise, his or her designated share is to be divided equally among the beneficiaries who do survive me.


Signature:
             -------------------------------------

Name:
             -------------------------------------

Date:
             -------------------------------------